Exhibit 99.2
TaskUs, Inc. Announces CFO Transition

Balaji Sekar to Step Down to Pursue Role at Private Company

Trent Thrash, Senior Vice President of Corporate Development and Investor Relations, Appointed Interim Chief Financial Officer

Garrett Gold, Vice President of Accounting and Financial Reporting, Appointed Principal Accounting Officer

NEW BRAUNFELS, Texas, February 25, 2026 – TaskUs, Inc. (Nasdaq: TASK) (“TaskUs” or the “Company”), a leading provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, today announced that Chief Financial Officer Balaji Sekar has informed the Company of his intention to step down to pursue a role at a private company. He will remain with TaskUs through March 31, 2026, and serve as an advisor for an additional six months to support a smooth transition.

Effective as of March 31, 2026, Trent Thrash, Senior Vice President of Corporate Development and Investor Relations, will assume the role of Interim Chief Financial Officer and Garrett Gold, Vice President of Accounting and Financial Reporting, will assume the role of Principal Accounting Officer. TaskUs has initiated a comprehensive search process for a permanent Chief Financial Officer.

“On behalf of the management team and Board, I want to thank Balaji for his meaningful contributions to TaskUs over nearly a decade. He was instrumental in building our finance and accounting teams to be public company ready as we scaled and then completed a successful IPO. We wish him well as he takes this next step in his career,” said Bryce Maddock, CEO of TaskUs. “We are fortunate to have a deep executive bench at TaskUs. Trent and Garrett are trusted leaders at the Company, and their knowledge of our business and decades of combined experience will help us continue to execute on our financial goals as we search for our next CFO.”

Mr. Thrash joined TaskUs in 2021 and has more than 25 years of corporate development, accounting, and finance experience, predominantly within the BPO and software industries. He is a Certified Public Accountant and began his career as an auditor at PwC. Mr. Gold joined TaskUs in 2021 and has more than 12 years of public company accounting and SEC reporting experience across a range of industries. He is a Certified Public Accountant and a Certified Management Accountant.

“Serving as TaskUs’ CFO and working alongside Bryce, Jaspar, Blackstone, our Board of Directors and our talented employees during such an important chapter in the Company’s journey has been an honor,” said Mr. Sekar. “I am confident in management’s ability to continue transforming the business for the AI era, and I look forward to seeing all that TaskUs can accomplish in the years ahead.”

Mr. Sekar’s decision to pursue a new role does not involve any disagreement with the Company or Board.

Fiscal Fourth Quarter and Full Year 2025 Results

In a separate press release today, TaskUs announced its results for the fourth quarter and full year ended December 31, 2025, and financial outlook for the first quarter and full year 2026.

Exhibit 99.2
About TaskUs

TaskUs (Nasdaq: TASK) delivers outsourced digital services that power the companies shaping the future. By combining specialized human talent and intelligent technology, we solve complex operational challenges for global category leaders within AI, autonomous vehicles (AV), robotics, social media, financial services, healthcare, and beyond. We enable our clients to elevate their customer experience, protect their platforms, and grow their brands. For more information, visit www.taskus.com.

Exhibit 99.2
Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting our current views with respect to, among other things, the CFO transition, our operations, our financial performance, our industry, the impact of the macroeconomic environment on our business, and other non-historical statements including the statements regarding AI transformation and growth initiatives. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the dependence of our business on key clients; the risk of loss of business or non-payment from clients; our failure to cost-effectively acquire new clients; the risk that we may provide inadequate service or cause disruptions in our clients’ businesses or fail to comply with the quality standards required by our clients under our agreements; our inability to anticipate clients’ needs by adapting to market and technology trends; increased adoption or utilization of artificial intelligence by our clients or us or our failure to appropriately incorporate artificial intelligence into our operations; unauthorized or improper disclosure of personal or other sensitive information, or security breaches and incidents; negative publicity or liability or difficulty recruiting and retaining employees; our failure to detect and deter criminal or fraudulent activities or other misconduct by our employees or third parties; global economic and political conditions, especially in the social media and meal delivery and transport industries from which we generate significant revenue; the dependence of our business on our international operations, particularly in the Philippines and India; our failure to comply with applicable data privacy and security laws and regulations; fluctuations against the U.S. dollar in the local currencies in the countries in which we operate; our inability to maintain and enhance our brand; competitive pricing pressure; volatile, unfavorable or uncertain economic or political conditions, particularly in the markets in which our clients and operations are concentrated, and the effects of these conditions on our clients’ businesses; our dependence on senior management and key employees; increases in employee expenses and changes to labor laws; failure to attract, hire, train and retain a sufficient number of skilled employees to support operations; our inability to effectively expand our operations into countries or industries in which we have no prior operating experience and in which we may be subject to increased business, economic and regulatory risks; reliance on owned and third-party technology and computer systems; failure to maintain asset utilization levels, price appropriately and control costs; the control of affiliates of Blackstone Inc. and our Co-Founders over us; the dual class structure of our common stock; and the volatility of the market price of our Class A common stock. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025, as such factors may be updated from time to time in our filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. TaskUs undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Exhibit 99.2
Investor Contact:
Trent Thrash
IR@TaskUs.com

Media Contact:
Ramya Kumaraswamy
mediainquiries@taskus.com